Exhibit 10.4



                        Summary of Director Compensation



Attached is Schedule B which details Board of Director and Committee Member compensation. Directors that are salaried officers of the corporation receive no director or committee compensation. Schedule B is approved annually by the Board of Directors.

Exhibit 10.4 Continued



                                   SCHEDULE B
                                 JANUARY 6, 2006

DIRECTORS' COMPENSATION:               Non-employee   Directors  $12,000  annual
------------------------               retainer plus $1,200 per meeting attended
                                       of Tri City National Bank and $300 per meeting attended of Tri City Bankshares
                                       Corporation,  payable quarterly

EXECUTIVE COMMITTEE:
--------------------                   Annual compensation, payable quarterly:
     Henry Karbiner, Jr., Chairman     Henry Karbiner, Jr. - no compensation
     Ronald K. Puetz                   Ronald K. Puetz - no compensation
     William Gravitter                 William Gravitter          $17,900
     Sanford Fedderly                  Sanford Fedderly           $12,150
     Christ Krantz                     Christ Krantz              $ 5,600

LOAN COMMITTEE:
--------------------
     William Werry, Chairman           Non-employee Directors:
     Robert W. Orth                    Chairman $750 per meeting attended
     Sanford Fedderly                  Other members $500 per meeting attended
     William Gravitter                 Payable quarterly
     Henry Karbiner, Jr.
     Christ Krantz
     Ronald K. Puetz
     Scott A. Wilson

AUDIT COMMITTEE:
--------------------
     William N. Beres, Chairman        Chairman $8,000 per annum,
     Sanford Fedderly                  payable quarterly
     Christ Krantz                     Non-employee members $250 per meeting
                                       attended
                                       Payable quarterly

CRA/COMPLIANCE COMMITTEE:

     Scott A. Wilson, Chairman         Non-employee Directors:
     David A. Ulrich, Jr.              $250 per meeting attended,
     Scott D. Gerardin                 payable quarterly
     Gary Grobner
     Craig Dedrick
     Michael Koenen
     Michael Phillips
     Mark Dandrea
     Sandra Vitrano
     Daniel Schifano